                                                                    EXHIBIT 23.2

Exhibit 23.2 - Consent of Patent Counsel


                    I hereby consent to the reference to me in this
               Annual Report - Form 10-K of Irvine Sensors Corporation under the section entitled "Patents and Trademarks."


                                                  /s/  Thomas J. Plante
                                                  ----------------------
                                                  THOMAS J. PLANTE, Esq.

               Irvine, California

                                                  March 18, 1998